CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, John McDermott, the President of the Symmetry Panoramic Trust (the “Fund”), with respect to the Fund’s Form N-CSR for the period ended August 31, 2023, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: November 8, 2023

/s/ John McDermott
John McDermott
President

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, Andrew Metzger, the Treasurer and Principal Financial Officer of the Symmetry Panoramic Trust (the “Fund”), with respect to the Fund’s Form N-CSR for the period ended August 31, 2023, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: November 8, 2023

/s/ Andrew Metzger
Andrew Metzger
Treasurer and Principal Finanical Officer